Exhibit 10.5

RECORDING REQUESTED BY:

Bank of the West

AND WHEN RECORDED MAIL TO:

Bank of the West
Fresno Documentation Center
6873 N. West Avenue, Suite 102
Fresno, California 93711

Attention: Collateral Unit (North Coast ABC)

Assessor's Identification Number: 090-230-030 and 090-230-040.

SPACE ABOVE THE LINE FOR RECORDER'S USE

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS, AND PROFITS,
AND FIXTURE FILING

This DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS, AND PROFITS, AND FIXTURE FILING (this "Deed of Trust") is entered into as of July 16, 2012, among H.D.D. LLC, a California limited liability company, with an address of 5610 Dry Creek Road, Healdsburg, California 95448 (the "Trustor") and First Santa Clara Corporation, with an address of  2527 Camino Ramon, San Ramon, California 94583 (the "Trustee") for the use and benefit of Bank of the  West, a California banking corporation, with an address of 700 Main Street, Suite 212, Napa, California 94559 (the "Beneficiary"), and the Beneficiary.

The real property which is the subject matter of this Deed of Trust has the following address(es): 5610 Dry Creek Road, Healdsburg, Sonoma County, California 95448 (the "Address(es)").

NOTICE: THE OBLIGATIONS SECURED HEREBY PROVIDE FOR PERIODIC INCREASES AND/OR DECREASES IN THE APPLICABLE INTEREST RATE AND ACCRUAL OF INTEREST WHICH MAY RESULT IN INCREASES IN THE PRINCIPAL BALANCE ABOVE THE FACE PRINCIPAL AMOUNT OF THE APPLICABLE NOTE(S).

1.             DEED OF TRUST, OBLIGATIONS AND FUTURE ADVANCES

1.1           Deed of Trust.  For valuable consideration paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Trustor hereby irrevocably and unconditionally mortgages, grants, bargains, transfers, sells, conveys, sets over and assigns to the Trustee and its successors and assigns, IN TRUST, for the benefit and security of the Beneficiary forever, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all of Trustor's right, title and interest in and to the "Property" described below, to secure the prompt payment and performance of the Obligations (as hereinafter defined), including without limitation, all amounts due and owing to the Beneficiary and all obligations respecting the Term Note, in the original principal amount of $3,381,000.00; dated July 16, 2012, by H.D.D. LLC in favor of the Beneficiary (the "Note"; and collectively, along with this Deed of Trust and all other agreements, documents, certificates and instruments delivered in connection therewith, the "Loan Documents"), and any substitutions, modifications, extensions or amendments to any of the Loan Documents.

The amount of principal obligations outstanding and evidenced by the Loan Documents and secured by this Deed of Trust total $3,381,000.00 as of the date of this Deed of Trust.

1.2           Security Interest in Property. As continuing security for the Obligations the Trustor hereby pledges, assigns and grants to the Beneficiary, and its successors and assigns, a security interest in any of the Property (as hereinafter defined) constituting personal property or fixtures. This Deed of Trust is and shall be deemed to be a security agreement and financing statement pursuant to the terms of the Uniform Commercial Code of California (the "Uniform Commercial Code") as to any and all personal property and fixtures and as to all such property the Beneficiary shall have the rights and remedies of a secured party under the Uniform Commercial Code in addition to its rights hereunder. This Deed of Trust constitutes a financing statement filed as a fixture filing under Section 9-502(c) of the Uniform Commercial Code covering any Property which now is or later may become a fixture.

1.3           Collateral Assignment of Leases and Rents. The Trustor hereby irrevocably and unconditionally assigns to the Beneficiary, and its successors and assigns, as collateral security for the Obligations all of the Tustor's rights and benefits under any and all Leases (as hereinafter defined) and any and all rents and other amounts now or hereafter owing with respect to the Leases or the use or occupancy of the Property.  This collateral assignment shall be absolute and effective immediately, but the Trustor shall have a license, revocable by the Beneficiary, to continue to collect rents owing under the Leases until an Event of Default (as hereinafter defined) occurs and the Beneficiary exercises its rights and remedies to collect such rents as set forth herein.

1.4           Conditions to Grant. The Trustee shall have and hold the above granted Property unto and to the use and benefit of the Beneficiary, IN TRUST, for the benefit and security of the Beneficiary, and to the Beneficiary, as the case may be, and their successors and assigns, forever; provided, however, the conveyances, grants and assignments contained in this Deed of Trust are upon the express condition that, if Trustor shall irrevocably pay and perform the Obligations in full, including, without limitation, all principal, interest and premium thereon and other charges, if applicable, in accordance with the terms and conditions in the Loan Documents (as hereinafter defined) and this Deed of Trust, shall pay and perform all other Obligations as set forth in this Deed of Trust and shall abide by and comply with each and every covenant and condition set forth herein and in the Loan Documents, the conveyances, grants and assignments contained in this Deed of Trust shall be appropriately released and discharged.

1.5           Property. The term "Property," as used in this Deed of Trust, shall mean that certain parcel of land and the fixtures, structures and improvements and all personal property constituting fixtures, as that term is defined in the Uniform Commercial Code, now or hereafter thereon located at the Address(es), as more particularly described in Exhibit A attached hereto, together with: (i) all rights now or hereafter existing, belonging, pertaining or appurtenant thereto; (ii) all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); (iii) all judgments, awards of damages and settlements hereafter made as a result or in lieu of any Taking, as hereinafter defined; (iv) all of the rights and benefits of the Trustor under any present or future leases and agreements relating to the Property, including, without limitation, rents, issues and profits, or the use or occupancy thereof together with any extensions and renewals thereof, specifically excluding all duties or obligations of the Trustor of any kind arising thereunder (the "Leases"); and (v) all contracts, permits and licenses respecting the use, operation or maintenance of the Property.

1.6           Obligations. The term "Obligation(s)," as used in this Deed of Trust, shall mean all amounts outstanding when due pursuant to the terms of any of the Loan Documents. Said term shall also include all interest and other charges chargeable to the Trustor or due from the Trustor to the Beneficiary from time to time and all advances, costs and expenses referred to in this Deed of Trust, including without limitation  the costs and expenses (including reasonable attorney's fees) of enforcement of the Beneficiary's rights hereunder or pursuant to any document or instrument executed in connection herewith. In addition, Obligations shall also include any amounts due and owing, directly or indirectly, to Lender in connection with any rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest  rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, forward transactions, currency swap transactions, cross-currency rate swap transactions or currency options, whether now existing or hereafter entered in connection with any indebtedness evidenced by any of the Loan Documents, all of which shall be deemed additional interest or a related expense (in the sole discretion of Lender) due in connection with such underlying indebtedness.

2.    REPRESENTATIONS, WARRANTIES, COVENANTS

2.1           Representations and Warranties. The Trustor represents and warrants that:

(a)
This Deed of Trust has been duly executed and delivered by the Trustor and is the legal, valid and binding obligation of the Trustor enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally;

(b)
The Trustor is the sole legal owner of the Property, holding good and marketable fee simple title to the Property, subject to no liens, encumbrances, leases, security interests or rights of others, other than as set forth in detail in Exhibit B hereto (the "Permitted Encumbrances");

(c)
The Trustor is the sole legal owner of the entire lessor's interest in Leases, if any, with full power of attorney to  encumber the Property in the manner set forth herein, and the Trustor has not executed any other assignment of Leases or any of the rights or rents arising thereunder;

(d)	As of the date hereof, there are no Hazardous Substances (as hereinafter defined) in, on or under the Property, except as disclosed in writing to and acknowledged by the Beneficiary; and

(e)	Each Obligation is a commercial obligation and does not represent a loan used for personal, family or household purposes and is not a consumer transaction.

2.2           Recording Further Assurances. The Trustor covenants that it shall, at its sole cost and expense and upon the request of the Beneficiary, cause this Deed of Trust, and each amendment, modification or supplement hereto, to be recorded and filed in such manner and in such places, and shall at all times comply with all such statutes and regulations as may be required by law in order to establish, preserve and protect the interest of the Beneficiary in the Property and the rights of the Beneficiary under this Deed of Trust. Trustor will from time to time execute and deliver to the Beneficiary such documents, and take or cause to be taken, all such other or further action, as the Beneficiary may request in order to effect and confirm or vest more securely in the Beneficiary all rights contemplated by this Deed of Trust (including, without limitation, to correct clerical errors) or to vest more fully in, or assure to the Beneficiary the security interest in, the Property or to comply with applicable statute or law. To the extent permitted by applicable law, Trustor authorizes the Beneficiary to file financing statements, continuation statements or amendments, and any such financing statements, continuation statements or amendments may be filed at any time in any jurisdiction.  The Beneficiary may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Property as defined in this Deed of Trust and which contain any other information required by Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Trustor is an organization, the type of organization and any organization identification number issued to Trustor; Trustor also authorizes the Beneficiary to file financing statements describing any agricultural liens or other statutory liens held by the Beneficiary. Trustor agrees to furnish any such information to the Beneficiary promptly upon request.  In addition, Trustor shall at any time and from time to time, take such steps as the Beneficiary may reasonably request for the Beneficiary (i) to obtain an acknowledgment, in form and substance satisfactory to the Beneficiary, of any bailee having possession of any of the Property that the bailee holds such Property for the Beneficiary, and (ii) otherwise to insure the continued perfection and priority of the Beneficiary's security interest in any of the Property and the preservation of its rights therein.   Trustor hereby constitutes the Beneficiary its attorney-in-fact to execute and file all filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until this Deed of Trust terminates in accordance with its terms, all Obligations are paid in full and the Property is released.

2.3         Restrictions on the Trustor. The Trustor covenants that it will not, nor will it permit any other person to, directly or indirectly, without the prior written approval of the Beneficiary in each instance:

(a)
Sell, convey, assign, transfer, mortgage, pledge, hypothecate, lease or dispose of all or any part of any legal or beneficial interest in the Trustor or the Property or any part thereof or permit any of the foregoing, except as expressly permitted by the terms of this Deed of Trust;

(b)
Permit the use, generation, treatment, storage, release or disposition of any oil or other material or substance constituting hazardous waste or hazardous materials or substances under any applicable Federal or state law, regulation or rule ("Hazardous Substances"); or

(c)
Permit to be created or suffer to exist any mortgage, lien, security interest, attachment or other encumbrance or charge on the Property or any part thereof or interest therein (except for the Permitted Encumbrances), including, without limitation, (i) any lien arising under any Federal, state or local statute, rule, regulation or law pertaining to the release or cleanup of Hazardous Substances and (ii) any mechanics' or materialmen's lien. The Trustor further agrees to give the Beneficiary prompt written notice of the imposition, or notice, of any lien referred to in this Section and to take any action necessary to secure the prompt discharge or release of the same.  The Trustor agrees to defend its title to the Property and the Beneficiary’s interest therein against the claims of all persons and, unless the Beneficiary requests otherwise, to appear in and diligently contest, at the Trustor's sole cost and expense, any action or proceeding that purports to affect the Trustor's title to the Property or the priority or validity of this Deed of Trust or the Beneficiary's interest hereunder.

2.4           Operation of Property. The Trustor covenants and agrees as follows:

(a)
The Trustor will not permit the Property to be used for any unlawful or improper purpose, will at all times comply with all Federal, state and local laws, ordinances and regulations, and the provisions of any Lease, easement or other agreement affecting all or any part of the Property, and will obtain and maintain all governmental or other approvals relating to the Trustor, the Property or the use thereof, including without limitation, any applicable zoning or building codes or regulations and any laws or regulations relating to the handling, storage, release or cleanup of Hazardous Substances, and will give prompt written notice to the Beneficiary of (i) any violation of any such law, ordinance or regulation by the Trustor or relating to the Property, (ii) receipt of notice from any Federal, state or local authority alleging any such violation and (iii) the presence or release on the Property of any Hazardous Substances;

(b)
The Trustor will at all times keep the Property insured for such losses or damage, in such amounts and by such companies as may be required by law and which the Beneficiary may require, provided that, in any case, the Trustor shall maintain: (i) physical hazard insurance on an "all risks" basis in an amount not less than 100% of the full replacement cost of the Property; (ii) flood insurance if and as required by applicable Federal law and as otherwise required by the Beneficiary; (iii) comprehensive commercial general liability insurance; (iv) rent loss and business interruption insurance; and (v) such other insurance as the Beneficiary may require from time to time, including builder's risk insurance in the case of construction loans. All policies regarding such insurance shall be issued by companies licensed to do business in the state where the policy is issued and also in the state where the Property is located, be otherwise acceptable to the Beneficiary,  provide deductible amounts acceptable to the Beneficiary, name the Beneficiary as mortgagee, loss payee and additional insured, and provide that no cancellation or material modification of such policies shall occur without at least 30 days prior written notice to the Beneficiary. Such policies shall include (i) a mortgage endorsement determined by the Beneficiary in good faith to be equivalent to the "standard"mortgage endorsement so that the insurance, as to the interest of the Beneficiary, shall not be invalidated by any act or neglect of the Trustor or the owner of the Property, any foreclosure or other proceedings or notice of sale relating to the Property, any change in the title to or ownership of the Property, or the occupation or use of the Property for purposes more hazardous than are permitted at the date of inception of such insurance policies; (ii) a replacement cost endorsement; (iii) an agreed amount endorsement; (iv) a contingent liability from operation endorsement; and (v) such other endorsements as the Beneficiary may request.  The Trustor will furnish to the Beneficiary upon request such original policies, certificates of insurance or other evidence of the foregoing as are acceptable to the Beneficiary. The terms of all insurance policies shall be such that no coinsurance provisions apply, or if a policy does contain a coinsurance provision, the Trustor shall insure the Property in an amount sufficient to prevent the application of the coinsurance provisions;

(c)
Trustor will not enter into or modify the Leases in any material respect without the prior written consent of the Beneficiary, execute any assignment of the Leases except in favor of the Beneficiary, or accept any rentals under any Lease for more than one month in advance and will at all times perform and fulfill every term and condition of the Leases;

(d)
Trustor will at all times (i) maintain complete and accurate records and books regarding the Property in accordance with generally accepted accounting principles and (ii) permit the Beneficiary and the Beneficiary's agents, employees and representatives, at such reasonable times as the Beneficiary may request, to enter and inspect the Property and such books and records; and

(e)
Trustor will at all times keep the Property in good and first-rate repair and condition (damage from casualty not excepted) and will not commit or permit any strip, waste, impairment, deterioration or alteration of the Property or any part thereof.

2.5           Payments. The Trustor covenants to pay when due: all Federal, state, municipal, real property and other taxes, betterment and improvement assessments and other governmental levies, water rates, sewer charges, insurance premiums and other charges on the Property, this Deed of Trust or any Obligation secured hereby that could, if unpaid, result in a lien on the Property or on any interest therein. If and when requested by the Beneficiary, the Trustor shall deposit from time to time with the Beneficiary sums determined by the Beneficiary to be sufficient to pay when due the amounts referred to in this Section.  The Trustor shall have the right to contest any notice, lien, encumbrance, claim, tax, charge, betterment assessment or premium filed or asserted against or relating to the Property; provided that it contests the same diligently and in good faith and by proper proceedings and, at the Beneficiary's request, provides the Beneficiary with adequate cash security, in the Beneficiary's reasonable judgment, against the enforcement thereof. The Trustor shall furnish to the Beneficiary the receipted real estate tax bills or other evidence of payment of real estate taxes for the Property within 30 days prior to the date from which interest or penalty would accrue for nonpayment thereof. The Trustor shall also furnish to the Beneficiary evidence of all other payments referred to above within fifteen (15) days after written request therefor by the Beneficiary.  If Trustor shall fail to pay such sums, the Beneficiary may, but shall not be obligated to, advance such sums.  Any sums so advanced by the Beneficiary shall be added to the Obligations, shall bear interest at the highest rate specified in any note evidencing the Obligations, and shall be secured by the lien of this Deed of Trust.

2.6           Notices; Notice of Default. The Trustor will deliver to the Beneficiary, promptly upon receipt of the same, copies of all notices or other documents it receives that affect the Property or its use, or claim that the Trustor is in default in the performance or observance of any of the terms hereof or that the Trustor or any tenant is in default of any terms of the Leases.  The Trustor further agrees to deliver to the Beneficiary written notice promptly upon the occurrence of any Event of Default hereunder or event that with the giving of notice or lapse of time, or both, would constitute an Event of Default hereunder.

2.7           Takings. In case of any condemnation or expropriation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Property (a "Taking"), or the commencement of any proceedings or negotiations that might result in a Taking, the Trustor shall immediately give written notice to the Beneficiary, describing the nature and extent thereof. The Beneficiary may, at its option, appear in any proceeding for a Taking or any negotiations relating to a Taking and the Trustor shall immediately give to the Beneficiary copies of all notices, pleadings, determinations and other papers relating thereto. The Trustor shall in good faith and with due diligence and by proper proceedings file and prosecute its claims for any award or payment on account of any Taking. The Trustor shall not settle any such claim without the Beneficiary's prior written consent. The Trustor shall hold any amounts received with respect to such awards or claims, by settlement, judicial decree or otherwise, in trust for the Beneficiary and immediately pay the same to the Beneficiary.  The Trustor authorizes any award or settlement due in connection with a Taking to be paid directly to the Beneficiary in amounts not exceeding the Obligations.  The Beneficiary may apply such amounts to the Obligations in such order as the Beneficiary may determine.

2.8           Insurance Proceeds. The proceeds of any insurance resulting from any loss with respect to the Property shall be paid to the Beneficiary and, at the option of the Beneficiary, be applied to the Obligations in such order as the Beneficiary may determine; provided, however, that if the Beneficiary shall require repair of the Property, the Beneficiary may release all or any portion of such proceeds to the Trustor for such purpose.  Any insurance proceeds paid to the Trustor shall be held in trust for the Beneficiary and promptly paid to it.

3.    CERTAIN RIGHTS OF THE BENEFICIARY

3.1           Legal Proceedings. The Beneficiary shall have the right, but not the duty, to intervene or otherwise participate in any legal or equitable proceeding that, in the Beneficiary's reasonable judgment, might affect the Property or any of the rights created or secured by this Deed of Trust. The Beneficiary shall have such right whether or not there shall have occurred an Event of Default hereunder.

3.2           Appraisals/Assessments. The Beneficiary shall have the right, at the Trustor's sole cost and expense, to obtain appraisals, environmental site assessments or other inspections of the portions of the Property that are real estate at such times as the Beneficiary deems necessary or as may be required by applicable law, or its prevailing credit or underwriting policies.

3.3           Financial Statements. The Beneficiary shall have the right, at the Trustor's sole cost and expense, to require delivery of financial statements in form and substance acceptable to the Beneficiary from the Trustor or any guarantor of any of the Obligations and the Trustor hereby agrees to deliver such financial statements and/or cause any such guarantor to so deliver any such financial statement when required by the Beneficiary.

3.4           Substitution of Trustee. The Beneficiary may from time to time, without notice to the Trustor or Trustee and with or without cause and with or without the resignation of Trustee, substitute a successor or successors to the Trustee named herein or acting hereunder.  Upon such appointment, the successor trustee shall be vested with all title, powers and duties conferred upon the Trustee named herein or acting hereunder. Each such appointment and substitution shall be made by a writing executed by Beneficiary and when duly recorded in the appropriate office shall be conclusive proof of proper appointment of such successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

4.    DEFAULTS AND REMEDIES

4.1           Events of Default. Event of Default shall mean default of any liability, obligation, covenant or undertaking of the Trustor or the occurrence of an event of default under this Deed of Trust or any of the other Loan Documents including without limitation under any note evidencing any of the Obligations and, with respect to any Obligation due and payable on DEMAND, the failure of any such Obligation to be paid upon DEMAND.

4.2           Remedies. On the occurrence of any Event of Default the Beneficiary may, at any time thereafter, at its option and, to the extent permitted by applicable law, without notice, exercise any or all of the following remedies:

(a)
Declare the Obligations due and payable, and the Obligations shall thereupon become immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by the Trustor except for Obligations due and payable on demand, which shall be due and payable on demand whether or not an event of default has occurred hereunder;

(b)
Direct the Trustee to, or enter, take possession of, manage and operate the Property (including all personal property and all records and documents pertaining thereto) and any part thereof and exclude the Trustor therefrom, take all actions it deems necessary or proper to preserve the Property and operate the Property as a mortgagee in possession with all the powers as could be exercised by a receiver or as otherwise provided herein or by applicable law; provided, however, the entry by the Beneficiary upon the Property for any reason shall not cause the Trustee or the Beneficiary to be a mortgagee in possession, except upon the express written declaration of the Beneficiary;

(c)
With or without taking possession, by itself or through a receiver, receive and collect all rents, income, issues and profits ("Rents") from the Property (including all real estate and personal property and whether past due or thereafter accruing), including as may arise under the Leases, and the Trustor appoints the Beneficiary as its true and lawful attorney with the power for the Beneficiary in its own name and capacity to demand and collect Rents and take any action that the Trustor is authorized to take under the Leases.  The Beneficiary shall (after payment of all costs and expenses incurred) apply any Rents received by it to the Obligations in such order as the Beneficiary determines, or in accordance with any applicable statute, and the Trustor agrees that exercise of such rights and disposition of such funds shall not be deemed to cure any default or constitute a waiver of any foreclosure once commenced nor preclude the later commencement of foreclosure for breach thereof. The Beneficiary shall be liable to account only for such Rents actually received by the Beneficiary. Lessees under the Leases are hereby authorized and directed, following notice from the Beneficiary, to pay all amounts due the Trustor under the Leases to the Beneficiary, whereupon such lessees shall be relieved of any and all duty and obligation to the Trustor with respect to such payments so made

(d)
In addition to any other remedies, to sell the Property or any part thereof or interest therein pursuant to exercise of its power of sale or otherwise at public auction on terms and conditions as the Beneficiary may determine, or otherwise foreclose this Deed of Trust in any manner permitted by law, and upon such sale the Trustor shall execute and deliver such instruments as the Beneficiary may request in order to convey and transfer all of the Trustor's interest in the Property, and the same shall operate to divest all rights, title and interest of the Trustor in and to the Property.  In the event this Deed of Trust shall include more than one parcel of property or subdivision (each hereinafter called a "portion"), the Beneficiary shall, in its sole and exclusive discretion and to the extent permitted by applicable law, be empowered to foreclose upon any such portion without impairing its right to foreclose subsequently upon any other portion or the entirety of the Property from time to time thereafter.  In addition, the Beneficiary may in its sole and exclusive discretion subordinate this Deed of Trust to one or more Leases for the sole purpose of preserving any such Lease in the event of a foreclosure;

(e)
Choose to dispose of some or all of the Property in any combination consisting of both real and personal property, together in one sale, public or private, to held in accordance with law and procedures applicable to real property, as permitted by Section 9604 of the Uniform Commercial Code.  Trustor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property. Before any sale, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law.  When all time periods then legally mandated have expired, and after such notice of sate as may then be legally required has been given, Trustee may sell the property being sold at a public auction to be held at the time and place specified in the notice of sale. Neither Trustee nor Beneficiary shall have any obligation to make demand on Trustor before any sale, From time to time in accordance with then applicable law, Trustee may, and in any event at Beneficiary's request shall, postpone any sale by public announcement at the time and place noticed for that sale. Notwithstanding the foregoing, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the property offered for sale.  At any sale, any person including Beneficiary may bid for and acquire the property or any part thereof to the extent permitted by then applicable law. Instead of paying cash for such property, Beneficiary may settle for the purchase price by crediting the sales price of the property against the expenses of sale, costs of any action and any other sums for which Trustor is obligated to pay or reimburse Beneficiary or Trustee under this Deed of Trust and all other Obligations in any order and proportion as Beneficiary in its sole discretion may choose.  The foregoing procedures do not constitute the only procedures that may be commercially reasonable and, Beneficiary and Trustee may choose, for example, if the Property consists of more than one parcel, to sell and dispose of such parcels in separate or combined sales in such order as Beneficiary may elect. The proceeds of any such disposition of Property shall not cure any Event of Default or reinstate any Obligations for purposes of Section 2924c of the California Civil Code. For purposes of this power of sale, either a sale of real property alone, or a sale of both real and personal property together in accordance with Uniform Commercial Code Section 9604, will sometimes be referred to as a "Trustee's Sale";

(f)
In accordance with Section 736 of the California Code of Civil Procedure, Beneficiary may bring an action for breach of contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document for the recovery of damages and/or the enforcement of the environmental  provision.  In accordance with the California Code of Civil Procedure, Section 726.5, Beneficiary may waive the security under this Deed of Trust with respect to any parcel of the Property that is "environmentally impaired" or is an "affected property" (as such terms are defined in such Section), and as to any personal property which is attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such Section, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law.  In the event Beneficiary elects, in accordance with the California Code of Civil Procedure, Section 726.5, to waive all or part of the security under this Deed of Trust and proceed against Trustor on an unsecured basis, the valuation of the real property, the determination of the environmentally impaired status of such security and any cause of action for money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with the California Code of Civil Procedure, Section 638 et seq.  Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed.  The decision of such referee shall be binding upon both Beneficiary and Trustor and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with the California Code of Civil Procedure, Sections 644 and 645.  Trustor shall pay all costs and expenses incurred by Beneficiary in connection with any proceeding under the California Code of Civil Procedure, Section 726.5;

(g)
Cause one or more environmental assessments to be taken, arrange for the cleanup of any Hazardous Substances or otherwise cure the Truste's failure to comply with any statute, regulation or ordinance relating to the presence or cleanup of Hazardous Substances, and the Trustor shall provide the Beneficiary or its agents with access to the Property for such purposes; provided that the exercise of any of such remedies shall not be deemed to have relieved the Trustor from any responsibility therefor or given the Beneficiary "control" over the Property or cause the Beneficiary to be considered to be a mortgagee in possession, "owner" or "operator" of the Property for purposes of any applicable law, rule or regulation pertaining to Hazardous Substances; and

(h)
Take such other actions or proceedings as the Beneficiary deems necessary or advisable to protect its interest in the Property and ensure payment and performance of the Obligations, including, without limitation, appointment of a receiver (and the Trustor hereby waives any right to object to such appointment) and exercise of any of the Beneficiary's remedies provided herein or in any other document evidencing, securing or relating to any of the Obligations or available to a secured party under the Uniform Commercial Code or under other applicable law.

Due on Sale or Transfer. Beneficiary may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Beneficiary's prior written consent, of all or any part of the Property, or any interest in the Property. A "sale or transfer" means the conveyance of the Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, option contract, or by sale, assignment or transfer of any beneficial interest in or to any land trust holding title to the Property, or by any other method of conveyance of a real property interest. If Trustor is a corporation, transfer also includes any change in ownership of more than 10% of the issued and outstanding capital stock.  For a general partnership, limited partnership, or limited liability partnership, transfer shall include a change in any general partner or a change affecting the control of the Trustor. For a limited liability company, transfer includes any change in a manager or member or change affecting control of the Trustor. This option shall not be exercised by Beneficiary if such exercise is prohibited by applicable law.

Power of Sale.  Trustor hereby grants to the Trustee, and its successor and assigns, for the benefit and security of the Beneficiary, a power of sale under California Civil Code Section 2924, and accordingly, the Beneficiary and the Trustee shall have all of the rights and powers granted by California law to the holder of a Deed of Trust containing a power of sale, including the right, to the extent permitted by California law, to foreclose, by exercising the power of sale, without first commencing a foreclosure action or obtaining a foreclosure decree, and to give such notices and to do all other acts as are permitted or required by California Civil Code Section 2924 to foreclose a Deed of Trust without judicial action.

In addition, the Trustee and the Beneficiary shall have all other remedies provided by applicable law, including, without limitation, the right to pursue a judicial sale of the Property or any portion thereof by deed, assignment or otherwise.

The Trustor agrees and acknowledges that the acceptance by the Trustee or the Beneficiary of any payments from either the Trustor or any guarantor after the occurrence of any Event of Default, the exercise by the Trustee or the Beneficiary of any remedy set forth herein or the commencement, discontinuance or abandonment of foreclosure proceedings against the Property shall not waive Trustee's or the Beneficiary's subsequent or concurrent right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Trustee or the Beneficiary. The Trustor agrees and acknowledges that the Trustee or the Beneficiary, by making payments or incurring costs described herein, shall be subrogated to any right of the Trustor to seek reimbursement from any third parties, including, without limitation, any predecessor in interest to the Trustor's title or other party who may be responsible under any law, regulation or ordinance relating to the presence or cleanup of Hazardous Substances.

4.3           Advances. If the Trustor fails to pay or perform any of its obligations respecting the Property, the Beneficiary may in its sole discretion do so without waiving or releasing Trustor from any such obligation. Any such payments may include, but are not limited to, payments for taxes, assessments and other governmental levies, water rates,  insurance  premiums,  maintenance,  repairs  or  improvements constituting part of the Property.  Any amounts paid by the Beneficiary hereunder shall be, until reimbursed by the Trustor, part of the Obligations and secured by this Deed of Trust, and shall be due and payable to the Beneficiary, on demand, together with interest thereon to the extent permitted by applicable law, at the highest rate permitted under any of the notes evidencing the Obligations.

4.4           Cumulative Rights and Remedies.  All of the foregoing rights, remedies and options (including without limitation the right to enter and take possession of the Property, the right to manage and operate the same, and the right to collect Rents, in each case whether by a receiver or otherwise) are cumulative and in addition to any rights the Beneficiary might otherwise have, whether at law or by agreement,. and may be exercised separately or concurrently and none of which shall be exclusive of any other.  The Trustor further agrees that the Trustee and the Beneficiary may exercise any or all of its rights or remedies set forth herein without having to pay the Trustor any sums for use or occupancy of the Property.

4.5           Trustor's Waiver of Certain Rights. To the extent permitted by applicable law, the Trustor hereby waives the benefit of all present and future laws (i) providing for any appraisal before sale of all or any portion of the Property or (ii) in any way extending the time for the enforcement of the collection of the Obligations or creating or extending a period of redemption from any sale made hereunder.

4.6           Transfer of Title.  Upon the completion of any sale or sales of any Property, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed of conveyance or assignment and transfer, lawfully conveying, assigning, and transferring the Property sold, but without any covenant or warranty, express or implied.

4.7           Effect of Sale. Any sale or sales made by virtue of or under this Deed of Trust, whether under any power of sale herein granted or through judicial proceedings, shall, to the fullest extent permitted by law, operate to divest all right, title, estate, interest, claim, and demand whatsoever, either at law or in equity, of Trustor in and to the property so sold, or any part thereof from, through or under Trustor, its successors and assigns.  The receipt by Trustee of such purchase money shall be full and sufficient discharge to any purchaser of the Property or any part thereof sold as aforesaid for the purchase money; and no purchaser or his representatives, grantees or assigns after paying such purchase money, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Deed of Trust, or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money or be bound to inquire as to the authorization, necessity, expedience or regularity of any such sale.

4.8           Reconveyance. Upon written request of the Beneficiary and surrender of this Deed of Trust and any Notes to Trustee for cancellation or endorsement, and upon payment of its fees and charges, Trustee shall reconvey, without warranty, all or any part of the Property then subject to this Deed of Trust. Any reconveyance, whether full or partial, shall be made to the person or persons legally entitled thereto, and the recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

5.    MISCELLANEOUS

5.1           Costs and Expenses. To the extent permitted by applicable law, the Trustor shall pay to the Trustee and the Beneficiary, on demand, all reasonable expenses (including attorneys' fees and expenses and reasonable consulting, accounting, appraisal, brokerage and similar professional fees and charges) incurred by the Trustee and the Beneficiary in connection with the Trustee's and the Beneficiary's interpretation, recordation of this Deed of Trust, exercise, preservation or enforcement of any of its rights, remedies and options set forth in this Deed of Trust and in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise relating to the Obligations, together with interest thereon to the extent permitted by applicable law, until paid in full by the Trustor at the highest rate set forth in any of the notes evidencing the Obligations. Any amounts owed by the Trustor hereunder shall be, until paid, part of the Obligations and secured by this Deed of Trust, and the Beneficiary shall be entitled, to the extent permitted by law, to receive and retain such amounts in any action for a deficiency against or redemption by the Trustor, or any accounting for the proceeds of a foreclosure sale or of insurance proceeds.

5.2           Limit on Interest. If from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust, any Note or any other Loan Document, at the time performance of such provision becomes due, would exceed the limit on interest then permitted by any applicable usury statute or any other applicable law, the Beneficiary may, at its option (a) reduce the Obligations to be fulfilled to such limit on interest, or (b) apply the amount in excess of such limit on interest to the reduction of the outstanding principal balance of the Obligations, and not to the payment of interest, with the same force and effect as though Trustor had specifically designated such sums to be so applied to principal and Beneficiary had agreed to accept such extra payments(s) as a premium-free prepayment, so that in no event shall any exaction he possible under this Deed of Trust or any other Loan Document that is in excess of the applicable limit on interest. It is the intention of Trustor and Beneficiary that the total liability for payments in the nature of interest shall not exceed the limits imposed by any applicable state or federal interest rate laws. The provisions of this Section shall control every other provision of this Deed of Trust, and any provision of any other Loan Document in conflict with this Section.

5.3           Indemnification Regarding Leases. The Trustor hereby agrees to defend, and does hereby indemnify and hold the Beneficiary, Trustee, and each of their respective directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless from all losses, damages, claims, costs or expenses (including attorneys' fees and expenses) resulting from the assignment of the Leases and from all demands that may be asserted against such Indemnitees arising from any undertakings on the part of the Beneficiary to perform any obligations under the Leases. It is understood that the assignment of the Leases shall not operate to place responsibility for the control or management of the Property upon the Beneficiary or any Indemnitee or make them liable for performance of any of the obligations of the Trustor under Leases, respecting any condition of the Property or any other agreement or arrangement, written or oral, or applicable law.

5.4           Indemnification Regarding Hazardous Substances. The Trustor hereby agrees to defend, and does hereby indemnify and hold harmless each lndemnitee from and against any and all losses, damages, claims, costs or expenses, including, without limitation, litigation costs and attorneys' fees and expenses and fees or expenses of any environmental engineering or cleanup firm incurred by such Indemnitee and arising out of or in connection with the Property or resulting from the application of any current or future law, regulation or ordinance relating to the presence or cleanup of Hazardous Substances on or affecting the Property.   The Trustor agrees its obligations hereunder shall be continuous and shall survive termination or discharge of this Deed of Trust and/or the repayment of all debts to the Beneficiary including repayment of all Obligations.

5.5            Indemnitee's Expenses. If any lndemnitee is made a party defendant to any litigation or any claim is threatened or brought against such Indemnitee concerning this Deed of Trust or the Property or any part thereof or therein or concerning the construction, maintenance, operation or the occupancy or use thereof by the Trustor or other person or entity, then the Trustor shall indemnify, defend and hold each Indemnitee harmless from and against all liability by reason of said litigation or claims, including attorneys' fees and expenses incurred by such Indemnitee in connection with any such litigation or claim, whether or not any such litigation or claim is prosecuted to judgment. The within indemnification shall survive payment of the Obligations, and/or any termination, release or discharge executed by the Beneficiary in favor of the Trustor.

5.6            Waivers. The Trustor waives notice of nonpayment, demand, presentment, protest or notice of protest of the Obligations and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof.  No delay or omission of the Beneficiary in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretion (all of which are hereinafter collectively referred to as "the Beneficiary's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Beneficiary of any default of the Trustor hereunder or of any demand shall operate as a waiver of any other default hereunder or of any other demand.  No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Beneficiary, which consent makes explicit reference to this Deed of Trust. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Beneficiary and the Trustor at any time (whether before, during or after the effective date or term of this Deed of Trust) shall be construed as a waiver, modification or limitation of any of the Beneficiary's rights and remedies under this Deed of Trust (nor shall anything in this Deed of Trust be construed as a waiver, modification or limitation of any of the Beneficiary's rights and remedies under any such other agreement or transaction) but all the Beneficiary's rights and remedies not only under the provisions of this Deed of Trust but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Beneficiary at such time or times and in such order of preference as the Beneficiary in its sole discretion may determine.

5.7           Waiver of Homestead. To the maximum extent permitted under applicable law, the Trustor hereby waives and terminates any homestead rights and/or exemptions respecting the Property under the provisions of any applicable homestead laws, including without limitation, California Code of Civil Procedure Sections 704-710 et seq.

5.8           Joint and Several.  If there is more than one Trustor, each of them shall be jointly and severally liable for payment and/or performance of all obligations secured by this Deed of Trust and the term "Trustor" shall include each as well as all of them.

5.9           Severability. If any provision of this Deed of Trust or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Deed of Trust (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

5.10         Complete Agreement. This Deed of Trust and the other Loan Documents constitute the entire agreement and understanding between and among the parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings among the parties hereto with respect to such subject matter.

5.11         Binding Effect of Agreement. This Deed of Trust shall run with the land and be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Beneficiary shall be entitled to rely thereon) until all Obligations are fully and indefeasibly paid. The Beneficiary may transfer and assign this Deed of Trust and deliver any collateral to the assignee, who shall thereupon have all of the rights of the Beneficiary; and the Beneficiary shall then be relieved and discharged of any responsibility or liability with respect to this Deed of Trust and such collateral. Except as expressly provided herein or in the other Loan Documents, nothing, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Deed of Trust or the other Loan Documents.

5.12         Notices. Any notices under or pursuant to this Deed of Trust shall be deemed duly received and effective if delivered in hand to any officer of agent of the Trustor or Beneficiary, or if mailed by registered or certified mail, return receipt requested, addressed to the Trustor or Beneficiary at the address set forth in the Loan Agreement or as any party may from time to time designate by written notice to the other party.

5.13         Governing Law. This Deed of Trust shall be governed by federal law applicable to the Beneficiary and, to the extent not preempted by federal law, the laws of the State of California without giving effect to the conflicts of laws principles thereof.

5.14         Reproductions. This Deed of Trust and all documents which have been or may be hereinafter furnished by the Trustor to the Beneficiary may be reproduced by the Beneficiary by any photographic, photostatic, microfilm, xerographic or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

5.15         Jurisdiction and Venue. The Trustor irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in California, over any suit, action or proceeding arising out of or relating to this Deed of Trust.  The Trustor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum.  The Trustor hereby consents to process being served in any such suit, action or proceeding (i) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the Trustor's address set forth herein or such other address as has been provided in writing to the Beneficiary and (ii) in any other manner permitted by law, and agrees that such service shall in every respect be deemed effective service upon the Trustor.

5.16          Waiver Of Jury Trial. THE TRUSTOR AND BENEFICIARY ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, AND THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.  TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR TRANSACTION BETWEEN THE PARTIES.

5.17          Judicial Reference Provision. In the event the above Jury Trial Waiver is unenforceable, the parties elect to proceed under this Judicial Reference Provision. With the exception of the items specified below, any controversy, dispute or claim between the parties relating to this Agreement or any other document, instrument or transaction between the parties (each, a "Claim"), will be resolved by a reference proceeding in California pursuant to Sections 638 et seq. of the California Code of Civil Procedure, or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to reference. Venue for the reference will be the Superior Court in the County where real property involved in the action, if any, is located, or in a County where venue is otherwise appropriate under law (the "Court"). The following matters shall not be subject to reference: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including without limitation set-off), (iii) appointment of a receiver, and (iv) temporary, provisional or ancillary remedies (including without limitation writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). The exercise of, or opposition to, any of the above does not waive the right to a reference hereunder.

The referee shall be selected by agreement of the parties. If the parties do not agree, upon request of any party a referee shall be selected by the Presiding Judge of the Court. The referee shall determine all issues in accordance with existing case law and statutory law of the State of California, including without limitation the rules of evidence applicable to proceedings at law. The referee is empowered to enter equitable and legal relief, and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision, and pursuant to CCP §644 the referee's decision shall be entered by the Court as a judgment or order in the same manner as if tried by the Court. The final judgment or order from any decision or order entered by the referee shall be fully appealable as provided by law. The parties reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial if granted, will be a reference hereunder. AFTER CONSULTING (OR HAVING THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, EACH PARTY AGREES THAT ALL CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT A JURY.

EXECUTED as of the date first above written.

Trustor: H.D.D. LLC

By:	/s/ Phillip L. Hurst
Phillip L. Hurst, Manager

By:	/s/ William R. Hambrecht
William R. Hambrecht, Manager

By:	/s/ Paul E. Dolan, III
Paul E. Dolan, III, Manager

By:	/s/ Heath E. Dolan
Heath E. Dolan, Manager

By:	/s/ J. Barrie Graham
J. Barrie Graham, Manager

By:	/s/ Daniel A. Carroll
Daniel A. Carroll, Manager

STATE OF CALIFORNIA
COUNTY OF Sonoma

On August 14th, 2012, before me, Morgan Merritt (Notary Public), personally appeared J. Barrie Graham who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Morgan Merritt (Seal)

STATE OF CALIFORNIA
COUNTY OF Sonoma

On August 16th, 2012, before me, Rachael Manning, Notary Public, personally appeared Daniel A. Carroll who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Rachael Manning (Seal)

16

STATE OF CALIFORNIA
COUNTY OF Sonoma

On August 21st, 2012, before me, Rachael Manning, Notary Public, personally appeared Philip L. Hurst who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Rachael Manning (Seal)

STATE OF CALIFORNIA
COUNTY OF _________

On____________________, before me, _________________________, personally appeared William R, Hambrecht who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _______________________ (Seal)

14

STATE OF CALIFORNIA
COUNTY OF _________

On____________________, before me, _________________________, personally appeared Phillip L. Hurst who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _______________________ (Seal)

STATE OF NEW YORK
COUNTY OF NEW YORK

On August 23, 2012, before me, Allison Corado, personally appeared William R, Hambrecht who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Allison Corado (Seal)

STATE OF CALIFORNIA
COUNTY OF Sonoma

On August 17, 2012, before me, Rachael Manning, Notary Public, personally appeared Paul E. Dolan, III who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Rachael Manning (Seal)

STATE OF CALIFORNIA
COUNTY OF Sonoma

On August 17, 2012, before me, Rachael Manning, Notary Public, personally appeared Heath E. Dolan who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	[Notary Seal]

Signature /s/ Rachael Manning (Seal)

EXHIBIT “A”

Property Description

Order Number:  4017990
Page Number: 6

LEGAL DESCRIPTION

Real property in the unincorporated area of the County of Sonoma, State of California, described as follows:

PARCEL ONE:

BEING A PORTION OF THE ORIGINAL J.G. BEST PLACE, DESCRIBED AS FOLLOWS, TO WIT:

BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS OF W.G. RACKLIFF, NOW OR FORMERLY; THENCE SOUTH TO THE LAND OF BULLOCK, NOW OR FORMERLY; THENCE WEST TO DRY CREEK; THENCE NORTH TO THE SAID LAND OF W.G. RACKLIFF, NOW OR FORMERLY; THENCE EAST TO THE PLACE OF BEGINNING.

PARCEL TWO:

BEGINNING AT THE SOUTHWEST CORNER OF THE LAND OF O.J. LEBARON, NOW OR FORMERLY THE J.G. BEST PLACE, AND RUNNING THENCE SOUTH 75° 52’ WEST TO THE CENTERLINE OF DRY CREEK; THENCE MEANDERING UP THE MIDDLE LINE OF DRY CREEK TO A POINT WHERE THE NORTHWESTERLY LINE OF THE VALLEY LAND OF O.J. LEBARON IF PRODUCED WESTERLY WOULD INTERSECT THE MIDDLE LINE OF DRY CREEK; THENCE NORTH 39° 45’ EAST TO THE SOUTHWEST CORNER OF THE VALLEY LANDS OF O.J. LEBARON, NOW OR FORMERLY BEING ALSO THE SOUTHEAST CORNER OF THE LANDS OF O.F. PHILLIPS, NOW OR FORMERLY; THENCE WITH THE WESTERLY LINE OF LANDS OF O.J. LEBARON TO THE POINT OF BEGINNING.  COMMONLY KNOWN AND DESCRIBED AS “BEST PLACE”.

PARCEL THREE:

A PART OF LOT TWENTY-THREE (23) OF THE TZABACO RANCHO BOUNDED AS FOLLOWS, TO WIT:  NORTH BY THE LANDS OF HOTTMAN AND LEBARON, NOW OR FORMERLY, EAST BY THE COUNTY ROAD LEADING UP THE EAST SIDE OF DRY CREEK VALLEY; SOUTH BY THE LANDS OF JOHN W. SKELTON, NOW OR FORMERLY, AND WEST BY THE LAND OF KELLY, NOW OR FORMERLY.

SAVING AND EXCEPTING THEREFROM:

FIRST:  THAT PORTION OF THE ABOVE DESCRIBED LANDS CONVEYED TO NORTHWESTERN PACIFIC RAILROAD COMPANY, A CORPORATION, BY O.J. LEBARON AND LORA LEBARON, HIS WIFE, BY DEED DATED MAY 27, 1911, AND RECORDED JUNE 12, 1911, IN LIBER 277 OF DEEDS, PAGE 42, AND LIBER 277 OF DEEDS, PAGE 44, RESPECTIVELY, SONOMA COUNTY RECORDS.

First American Title

Order Number:  4017990
Page Number:  7

SECOND:  BEGINNING AT THE POINT OF INTERSECTION OF THE SOUTHEASTERLY LINE OF THE ABOVE DESCRIBED TRACT OF LAND WITH THE SOUTHWESTERLY LINE OF THE COUNTY ROAD LEADING UP THE EAST SIDE OF DRY CREEK VALLEY; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 208.7 FEET; THENCE SOUTHWESTERLY, AND PARALLEL WITH THE SOUTHEASTERLY LINE OF THE ABOVE DESCRIBED TRACT OF LAND, A DISTANCE OF 208.7 FEET; THENCE SOUTHEASTERLY PARALLEL TO THE SOUTHWESTERLY LINE OF SAID COUNTY ROAD, A DISTANCE OF 208.7 FEET TO THE SOUTHEASTERLY LINE OF THE ABOVE DESCRIBED TRACT OF LAND; THENCE NORTHEASTERLY ALONG THE SOUTHEASTERLY LINE OF THE ABOVE DESCRIBED TRACT OF LAND, A DISTANCE OF 208.7 FEET TO THE POINT OF BEGINNING.

PARCEL FOUR :

COMMENCING AT THE NORTHEAST CORNER OF THE VALLEY LAND OF O.J. LEBARON RANCH, NOW OWNED BY ALBERTO RAFANELLI, IDENTICAL WITH THE SOUTHEAST CORNER OF VALLEY LAND OF HAROLD PHILLIPS IN THE CENTER OF THE COUNTY ROAD LEADING UP THE EAST SIDE OF DRY CREEK; THENCE SOUTH 37° 45’ EAST ALONG CENTER OF SAID ROAD, 310.00 FEET TO A POINT, THE PLACE OF BEGINNING, THENCE NORTH 60° 35’ EAST, 95 FEET TO AN IRON PIPE; THENCE SOUTH 16° 35’ EAST 130.50 FEET TO AN IRON PIPE; THENCE SOUTH 65° 20’ WEST, 67 FEET TO A POINT IN THE CENTER OF SAID COUNTY ROAD; THENCE UP THE CENTER OF SAID ROAD NORTH 29° 4’ WEST, 121.28 FEET TO THE POINT OF BEGINNING.

PARCEL FIVE :

ALL THAT PORTION OF THE FOLLOWING DESCRIBED TRACT OF LAND LYING WESTERLY OF THE CENTERLINE OF THE COUNTY ROAD LEADING UP THE EAST SIDE OF DRY CREEK,TO-WIT:

BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS OF W.G. RACKLIFF, NOW OR FORMERLY, AND RUNNING THENCE SOUTH TO THE LAND OF BULLOCK, NOW OR FORMERLY; THENCE EAST ALONG SAID SOUTH LINE TO THE EASTERN BOUNDARY OF THE FRISBIE & PATTERSON HILL TRACT; THENCE NORTH TWO RODS MORE THAN HALF THE DISTANCE TO THE LAND OF ELLA G. RACKLIFF, TO THE LAND OF W.G. RACKLIFF, NOW OR FORMERLY; THENCE WEST ALONG THE LINE OF W.G. RACKLIFF’S LAND TO THE PLACE OF BEGINNING.

PARCEL SIX:

ALSO A STRIP OF LAND 100 FEET IN WIDTH LYING 50 FEET ON EACH SIDE OF THE ORIGINAL LOCATED CENTERLINE OF THE NORTHWESTERN PACIFIC RAILROAD COMPANY’S RAILROAD SAID CENTERLINE BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF SAID CENTERLINE WITH THE NORTHWESTERLY BOUNDARY OF LAND NOW OR FORMERLY OF O.J. LEBARON AND LORA LEBARON, HIS WIFE; THENCE SOUTHEASTERLY, 1200 FEET, MORE OR LESS, TO A POINT IN THE SOUTHWESTERLY EXTENSION OF THE NORTHWESTERLY BOUNDARY OF LAND NOW OR FORMERLY OF J.E. DUTRO.  THE SIDE LINES OF SAID STRIP OF LAND TERMINATE ON THE NORTH IN SAID NORTHWESTERLY LINE OF LAND NOW OR FORMERLY OF O.J. LEBARON AND LORA LEBARON, HIS WIFE, AND ON THE SOUTH IN SAID NORTHWESTERLY BOUNDARY OF LAND NOW OR FORMERLY OF J.E. DUTRO, AND THE SOUTHWESTERLY EXTENSION THEREOF.

First American Title

Order Number:  4017990
Page Number:  8

BEING ALL OF THAT CERTAIN 1.47 ACRE PARCEL OF LAND DESCRIBED IN DEED DATED MAY 27, 1911 FROM O.J. LEBARON AND LORA LEBARON, HIS WIFE, TO NORTHWESTERN PACIFIC RAILROAD COMPANY, RECORDED JUNE 12, 1911 IN BOOK 277 OF DEEDS, PAGE 44, SONOMA COUNTY RECORDS, ALL OF THAT CERTAIN 0.27 ACRE PARCEL OF LAND DESCRIBED IN DEED DATED MAY 27, 1911, FROM O.J. LEBARON AND LORA LEBARON TO THE NORTHWESTERN PACIFIC RAILROAD COMPANY, RECORDED JUNE 12, 1911 IN BOOK 277 OF DEEDS, PAGE 42, SONOMA COUNTY RECORDS, AND A PORTION OF THAT CERTAIN 3.07 ACRE PARCEL OF LAND DESCRIBED IN DEED DATED MAY 20, 1911 FROM WILLIAMS KELLY AND MARGARET E. KELLY, HIS WIFE, TO NORTHWESTERN PACIFIC RAILROAD COMPANY, RECORDED MAY 31, 1911 IN BOOK 273 OF DEEDS, PAGE 479, SONOMA COUNTY RECORDS.

EXCEPTING FROM PARCELS ONE THROUGH SIX ABOVE THOSE PORTIONS DESCRIBED IN THE FOLLOWING INSTRUMENTS :

(A) BOOK 2031 OFFICIAL RECORDS, PAGE 876 (B) BOOK 2273 OFFICIAL RECORDS, PAGE 60 (C) BOOK 2573 OFFICIAL RECORDS, PAGE 892.

ALSO EXCEPTING FROM THE ABOVE PARCELS ALL THAT PORTION LYING SOUTHWESTERLY AND SOUTHERLY OF THE OF THE AGREED BOUNDARY LINE, AS DISCLOSED BY BOUNDARY LINE AGREEMENT RECORDED MARCH 2, 2004, AS DOCUMENT NO. 2004028638, SONOMA COUNTY RECORDS.

PARCEL SEVEN:

ALL THAT PORTION LYING NORTHEASTERLY AND NORTHERLY OF THE AGREED BOUNDARY LINE, AS DISCLOSED BY BOUNDARY LINE AGREEMENT RECORDED MARCH 2, 2004, AS DOCUMENT NO. 2004028638, SONOMA COUNTY RECORDS.

APN:  090-230-040 and 090-230-030

First American Title

EXHIBIT “B”

Permitted Encumbrances

A lien of first encumbrance, certain real property described in the attached Exhibit “A” (the “Real Property”), located in the County of Sonoma, State of California, subject only to current taxes and assessments not yet due and payable and exceptions numbered 1 – 8, 12 – 20, all as listed on a certain Preliminary Title Report No. 4017990 (the “Permitted Title Exceptions”) dated June 21, 2012 and issued by First American Title Company for the Real Property located in Sonoma County.